BALANCE SHEETS                                             Exhibit 99 (b)
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                     Period Ended
                                                 ---------------------------------------------------
                                                  September 30,     December 31,        September 30,
                                                     2007               2006               2006
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                          (Unaudited)
 ASSETS
 Cash and due from banks                             $ 565,747          $ 775,376         $ 595,566
 Trading securities                                     25,000             37,076            21,437
 Funds sold and resell agreements                      118,768             21,950            31,765
 Securities:
   Available for sale                                5,544,234          4,655,061         4,653,469
   Investment                                          250,873            248,689           247,510
   Mortgage trading securities                         127,222            162,837           111,753
                                                 --------------    ---------------     -------------
 Total securities                                    5,922,329          5,066,587         5,012,732
 Loans:
   Commercial                                        6,510,361          6,208,884         5,677,576
   Commercial real estate                            2,785,035          2,446,540         2,325,159
   Residential mortgage                              1,497,568          1,256,259         1,250,955
   Residential mortgage held for sale                   73,488             64,625            49,269
   Consumer                                            884,712            739,495           702,947
                                                 --------------    ---------------     -------------
   Total loans                                      11,751,164         10,715,803        10,005,906
 Less reserve for loan losses                         (121,932)          (109,497)         (105,465)
                                                 --------------    ---------------     -------------
   Loans, net of reserve                            11,629,232         10,606,306         9,900,441
 Premises and equipment, net                           254,953            188,041           178,940
 Accrued revenue receivable                            138,561            118,236           108,685
 Intangible assets, net                                375,113            258,060           258,994
 Mortgage servicing rights, net                         71,927             65,946            65,788
 Real estate and other repossessed assets               10,627              8,486             9,322
 Bankers' acceptances                                   20,353             43,613             8,081
 Derivative contracts                                  301,311            284,239           322,424
 Cash surrender value of bank-owned life insurance     226,853            212,230           209,766
 Receivable on unsettled securities trades                   -                  -               868
 Other assets                                          267,129            373,478           391,102
                                                 --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 19,927,903       $ 18,059,624      $ 17,115,911
                                                 ==============    ===============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,510,429        $ 1,780,059       $ 1,707,066
   Interest-bearing transaction                      6,488,040          5,996,970         5,478,292
   Savings                                             164,306            139,130           142,637
   Time                                              4,820,303          4,470,546         4,328,187
                                                 --------------    ---------------     -------------
 Total deposits                                     12,983,078         12,386,705        11,656,182
 Funds purchased and
   repurchase agreements                             3,175,802          2,348,516         2,339,585
 Other borrowings                                      908,711            593,731           595,506
 Subordinated debentures                               398,240            297,800           297,370
 Accrued interest, taxes, and expense                  118,275            104,752            83,411
 Bankers' acceptances                                   20,353             43,613             8,081
 Due on unsettled securities trades                      1,239            107,420                 -
 Derivative contracts                                  316,341            298,679           339,284
 Other liabilities                                     137,301            157,386           126,574
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  18,059,340         16,338,602        15,445,993
 Shareholders' equity:
   Capital, surplus and retained earnings            1,920,545          1,794,466         1,745,401
   Accumulated other comprehensive loss                (51,982)           (73,444)          (75,483)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,868,563          1,721,022         1,669,918
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 19,927,903       $ 18,059,624      $ 17,115,911
                                                 ==============    ===============     =============

AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                          ---------------------------------------------------------------------------------------
                                           September 30,       June 30,           March 31,      December 31,       September 30,
                                              2007               2007               2007             2006              2006
                                          --------------    ---------------     -------------   ---------------    --------------
ASSETS
Trading securities                             $ 24,413           $ 32,897          $ 29,613          $ 22,668          $ 21,721
Funds sold and resell agreements                101,281             67,057            55,674            39,665            51,518
Securities:
  Available for sale                          5,183,056          4,967,974         4,750,643         4,670,470         4,681,094
  Investment                                    246,273            261,518           242,622           248,692           238,908
  Mortgage trading securities                   137,863            139,695           131,705           145,426            80,756
                                          --------------    ---------------     -------------   ---------------    --------------
Total securities                              5,567,192          5,369,187         5,124,970         5,064,588         5,000,758
Loans:
  Commercial                                  6,487,139          6,347,091         6,297,338         6,028,240         5,568,238
  Commercial real estate                      2,775,184          2,705,280         2,493,445         2,352,289         2,280,681
  Residential mortgage                        1,472,537          1,375,620         1,291,827         1,209,115         1,223,140
  Residential mortgage held for sale             93,042             93,804            69,818            61,328            51,647
  Consumer                                      881,736            816,346           740,735           710,869           689,896
                                          --------------    ---------------     -------------   ---------------    --------------
Total loans                                  11,709,638         11,338,140        10,893,163        10,361,841         9,813,602
Less allowance for loan losses                 (123,059)          (118,505)         (113,379)         (108,377)         (106,474)
                                          --------------    ---------------     -------------   ---------------    --------------
Total loans, net                             11,586,579         11,219,635        10,779,784        10,253,464         9,707,128
                                          --------------    ---------------     -------------   ---------------    --------------
Total earning assets                         17,279,465         16,688,776        15,990,041        15,380,385        14,781,125
Cash and due from banks                         529,282            534,385           564,588           619,236           562,802
Cash surrender value of bank-owned
   life insurance                               225,206            218,007           213,128           210,777            20,451
Other assets                                  1,375,225          1,188,294         1,172,201         1,328,634         1,466,745
                                          --------------    ---------------     -------------   ---------------    --------------
TOTAL ASSETS                               $ 19,409,178       $ 18,629,462      $ 17,939,958      $ 17,539,032      $ 16,831,123
                                          ==============    ===============     =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                    $ 1,300,280        $ 1,295,930       $ 1,397,874       $ 1,481,455       $ 1,453,163
  Interest-bearing transaction                6,683,056          6,414,014         6,100,117         5,768,216         5,458,280
  Savings                                       200,362            158,718           143,101           139,796           146,276
  Time                                        4,798,812          4,507,053         4,420,390         4,417,427         4,314,672
                                          --------------    ---------------     -------------   ---------------    --------------
Total deposits                               12,982,510         12,375,715        12,061,482        11,806,894        11,372,391
Funds purchased and
  repurchase agreements                       2,603,372          2,627,230         2,640,485         2,584,354         2,138,749
Other borrowings                                880,894            866,096           668,078           586,743           750,247
Subordinated debentures                         471,458            410,883           297,806           298,427           293,146
Other liabilities                               649,964            558,792           530,659           566,128           657,269
                                          --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES                            17,588,198         16,838,716        16,198,510        15,842,546        15,211,802
Shareholders' equity                          1,820,980          1,790,746         1,741,448         1,696,486         1,619,321
                                          --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                   $ 19,409,178       $ 18,629,462      $ 17,939,958      $ 17,539,032      $ 16,831,123
                                          ==============    ===============     =============   ===============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                      Nine Months Ended
                                                 ---------------------------------     -------------------------------
                                                           September 30,                        September 30,
                                                 ---------------------------------     -------------------------------
                                                     2007               2006               2007             2006
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 300,380          $ 255,480         $ 863,641         $ 719,505
 Interest expense                                      160,935            131,502           460,445           357,095
                                                  --------------    ---------------     -------------   ---------------
 Net interest revenue                                  139,445            123,978           403,196           362,410
 Provision for credit losses                             7,201              5,254            21,521            12,449
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         132,244            118,724           381,675           349,961

 Other operating revenue
   Brokerage and trading revenue                        15,541             13,078            42,140            39,031
   Transaction card revenue                             23,812             19,939            66,913            58,398
   Trust fees and commissions                           19,633             17,101            58,086            52,797
   Deposit service charges and fees                     27,885             26,322            79,280            76,649
   Mortgage banking revenue                              8,671              6,935            21,893            20,919
   Bank-owned life insurance                             2,520                117             7,444               212
   Other revenue                                         7,773              9,519            20,859            28,835
                                                 --------------    ---------------     -------------   ---------------
  Total fees and commissions                           105,835             93,011           296,615           276,841
   Gain (loss) on asset sales                               42                475               388             1,247
   Gain (loss) on securities, net                        4,748              3,718            (2,077)              (86)
   Gain (loss) on derivatives, net                         865                379               753              (102)
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                       111,490             97,583           295,679           277,900

 Other operating expense
   Personnel                                            87,929             74,605           248,540           218,206
   Business promotion                                    5,399              4,401            15,360            14,006
   Professional fees and services                        5,749              4,734            16,586            13,010
   Net occupancy and equipment                          14,752             13,222            41,818            39,447
   Data processing and communications                   18,271             16,931            53,647            50,083
   Printing, postage and supplies                        4,201              4,182            12,349            12,088
   Net (gains) losses and operating expenses
     of repossessed assets                                 172                 34               571               307
   Amortization of intangible assets                     2,397              1,299             4,976             4,028
   Mortgage banking costs                                3,001              2,869             8,932             8,795
   Change in fair value of mortgage servicing rights     3,446              7,921              (451)           (2,773)
   Other expense                                         7,819              8,612            19,279            21,119
                                                 --------------    ---------------     -------------   ---------------
 Total other operating expense                         153,136            138,810           421,607           378,316

 Income before taxes                                    90,598             77,497           255,747           249,545
 Federal and state income taxes                         30,750             24,837            89,243            87,153
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 59,848           $ 52,660         $ 166,504         $ 162,392
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           67,078,378         66,756,458        67,092,549        66,749,141
    Diluted                                         67,537,643         67,325,428        67,571,900        67,301,406

 Earnings per share:
   Basic                                                $ 0.89             $ 0.79            $ 2.48            $ 2.43
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.89             $ 0.78            $ 2.46            $ 2.41
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                   Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                  September 30,      June 30,         March 31,     December 31,      September 30,
                                                     2007              2007             2007            2006             2006
                                                 --------------   ---------------   -------------  ---------------   --------------
 Capital:
   Period-end shareholders' equity                 $ 1,868,563       $ 1,795,908     $ 1,785,948      $ 1,721,022      $ 1,669,918
   Risk-based capital ratios:
     Tier 1                                              9.30%             9.12%           9.97%            9.78%            9.99%
     Total capital                                      12.53%            12.36%          11.76%           11.58%           12.07%
   Leverage ratio                                        8.17%             8.30%           8.95%            8.79%            8.88%
   Period-end tangible capital ratio                     7.64%             7.47%           8.54%            8.22%            8.37%

 Common stock:
   Book value per share                                $ 27.86           $ 26.69         $ 26.57          $ 25.66          $ 24.98

   Market value per share:
        High                                           $ 54.20           $ 55.12         $ 55.43          $ 54.98          $ 53.30
        Low                                            $ 47.37           $ 48.58         $ 49.37          $ 50.40          $ 48.13

   Cash dividends paid                                $ 13,445          $ 13,452        $ 10,081         $ 10,037         $ 10,034
   Dividend payout ratio                                22.47%            24.97%          19.10%           19.84%           19.05%
   Shares outstanding, net                          67,062,517        67,280,107      67,227,050       67,067,750       66,859,272
   Stock buy-back program:
       Shares repurchased                              261,916            18,783          25,000            7,500           71,447
       Amount                                     $ 13,359,753         $ 967,122     $ 1,256,000        $ 380,998      $ 3,702,729
                                                 --------------   ---------------   -------------  ---------------   --------------
       Average price per share                         $ 51.01           $ 51.49         $ 50.24          $ 50.80          $ 51.82
                                                 ==============   ===============   =============  ===============   ==============

 Performance ratios:
  Return on average assets                               1.22%             1.16%           1.19%            1.14%            1.24%
  Return on average equity                              13.04%            12.06%          12.29%           11.83%           12.90%
  Net interest margin                                    3.27%             3.31%           3.32%            3.25%            3.38%
  Efficiency ratio                                      60.42%            59.81%          58.92%           60.71%           59.81%

 Other data:
     Gain (loss) on economic hedge of mortgage
       servicing rights                                $ 3,654          $ (5,682)          $ 254           $ (465)         $ 3,757
     Trust assets                                 $ 34,875,758      $ 33,711,040    $ 33,113,964     $ 31,704,091     $ 29,732,804
     Mortgage servicing portfolio                  $ 4,824,420       $ 4,644,724     $ 4,525,719      $ 4,526,508      $ 4,524,071
     Mortgage loan fundings during the quarter       $ 246,097         $ 257,074       $ 177,032        $ 179,139        $ 204,264
     Mortgage loan refinances to total fundings          26.51%            23.88%          34.72%           39.19%           23.89%
     Tax equivalent adjustment                         $ 2,464           $ 2,069         $ 2,085          $ 1,965          $ 1,836

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                            Quarter Ended
                                       ---------------------------------------------------------------------------------------
                                        September 30,       June 30,           March 31,      December 31,       September 30,
                                           2007               2007               2007             2006              2006
                                       --------------    ---------------     -------------   ---------------    --------------
 Interest revenue                          $ 300,380          $ 288,685         $ 274,576         $ 266,924         $ 255,480
 Interest expense                            160,935            153,772           145,738           142,646           131,502
                                       --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue                        139,445            134,913           128,838           124,278           123,978
 Provision for credit losses                   7,201              7,820             6,500             5,953             5,254
                                       --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue after
   provision for credit losses               132,244            127,093           122,338           118,325           118,724

 Other operating revenue
   Brokerage and trading revenue              15,541             13,317            13,282            14,382            13,078
   Transaction card revenue                   23,812             22,917            20,184            20,224            19,939
   Trust fees and commissions                 19,633             19,458            18,995            18,240            17,101
   Deposit service charges and fees           27,885             26,797            24,598            25,787            26,322
   Mortgage banking revenue                    8,671              6,682             6,540             6,077             6,935
   Bank-owned life insurance                   2,520              2,525             2,399             2,346               117
   Other revenue                               7,773              7,096             5,990             7,799             9,519
                                       --------------    ---------------     -------------   ---------------    --------------
  Total fees and commissions                 105,835             98,792            91,988            94,855            93,011
   Gain (loss) on asset sales                     42               (348)              694               252               475
   Gain (loss) on securities, net              4,748             (6,262)             (563)             (864)            3,718
   Gain (loss) on derivatives, net               865               (183)               71              (520)              379
                                       --------------    ---------------     -------------   ---------------    --------------
   Total other operating revenue             111,490             91,999            92,190            93,723            97,583

 Other operating expense
   Personnel                                  87,929             81,882            78,729            78,054            74,605
   Business promotion                          5,399              5,391             4,570             5,345             4,401
   Professional fees and services              5,749              5,963             4,874             4,734             4,734
   Net occupancy and equipment                14,752             13,860            13,206            12,741            13,222
   Data processing and communications         18,271             18,402            16,974            16,843            16,931
   Printing, postage and supplies              4,201              4,179             3,969             3,774             4,182
   Net (gains) losses and operating
     expenses of repossessed assets              172                192               207               167                34
   Amortization of intangible assets           2,397              1,443             1,136             1,299             1,299
   Mortgage banking costs                      3,001              2,987             2,944             3,034             2,869
   Change in fair value of mortgage
     servicing rights                          3,446             (5,061)            1,164              (236)            7,921
   Other expense                               7,819              6,721             4,739             8,236             8,612
                                       --------------    ---------------     -------------   ---------------    --------------
 Total other operating expense               153,136            135,959           132,512           133,991           138,810

 Income before taxes                          90,598             83,133            82,016            78,057            77,497
 Federal and state income taxes               30,750             29,270            29,223            27,472            24,837
                                       --------------    ---------------     -------------   ---------------    --------------

 Net income                                 $ 59,848           $ 53,863          $ 52,793          $ 50,585          $ 52,660
                                       ==============    ===============     =============   ===============    ==============

 Average shares outstanding:
    Basic                                 67,078,378         67,116,902        67,085,310        66,813,519        66,756,458
    Diluted                               67,537,643         67,606,330        67,574,671        67,359,208        67,325,428

 Earnings per share:
   Basic                                      $ 0.89         $ 0.80             $ 0.79              $ 0.76             $ 0.79
   Diluted                                    $ 0.89         $ 0.80             $ 0.78              $ 0.75             $ 0.78


 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                          ---------------------------------------------------------------------------------------
                                           September 30,       June 30,           March 31,      December 31,       September 30,
                                              2007               2007               2007             2006              2006
                                          --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Commercial                              $ 3,188,072        $ 3,397,273       $ 3,377,819       $ 3,261,592       $ 3,078,849
    Commercial real estate                      875,135            897,838           895,585           979,251           968,267
    Residential mortgage                      1,058,142            971,692           945,147           896,567           878,390
    Residential mortgage held for sale           73,488            112,596            75,011            64,625            58,031
    Consumer                                    562,631            540,986           509,787           512,032           502,622
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Oklahoma                        5,757,468          5,920,385         5,803,349         5,714,067         5,486,159

Texas:
    Commercial                                1,941,731          1,856,049         1,797,262         1,722,627         1,557,361
    Commercial real estate                      913,910            888,118           721,207           670,635           639,327
    Residential mortgage                        266,850            263,344           216,087           213,801           212,114
    Consumer                                    133,391            135,659           105,604            95,652            80,836
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Texas                           3,255,882          3,143,170         2,840,160         2,702,715         2,489,638

New Mexico:
    Commercial                                  446,573            434,394           424,539           411,272           387,164
    Commercial real estate                      256,994            263,342           279,203           257,079           219,966
    Residential mortgage                         83,274             81,521            77,800            75,159            76,858
    Consumer                                     15,769             13,225            11,493            13,256            13,899
                                          --------------    ---------------     -------------   ---------------    --------------
        Total New Mexico                        802,610            792,482           793,035           756,766           697,887

Arkansas:
    Commercial                                  117,993            103,534            96,084            95,483            89,849
    Commercial real estate                      107,588            102,537            97,190            94,395            91,158
    Residential mortgage                         18,411             22,508            21,825            23,076            21,923
    Consumer                                    148,404            129,431           103,662            86,017            67,206
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Arkansas                          392,396            358,010           318,761           298,971           270,136

Colorado:
    Commercial                                  491,204            480,097           457,758           451,046           353,657
    Commercial real estate                      247,802            274,610           199,736           193,747           170,081
    Residential mortgage                         26,322             18,516            15,501            15,812            17,656
    Consumer                                     18,623             18,470            17,746            26,591            32,647
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Colorado                          783,951            791,693           690,741           687,196           574,041

Arizona:
    Commercial                                  147,103            124,765           120,351            96,453            76,013
    Commercial real estate                      349,840            326,951           316,661           207,035           196,286
    Residential mortgage                         43,510             43,192            41,731            31,280            34,772
    Consumer                                      5,491              4,683             8,654             5,947             5,737
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Arizona                           545,944            499,591           487,397           340,715           312,808

Kansas:
    Commercial                                  177,685            152,720           168,543           170,411           134,683
    Commercial real estate                       33,766             38,584            41,065            44,398            40,074
    Residential mortgage                          1,059              2,525               200               564               480
    Consumer                                        403                222                43                 -                 -
                                          --------------    ---------------     -------------   ---------------    --------------
        Total Kansas                            212,913            194,051           209,851           215,373           175,237

                                          --------------    ---------------     -------------   ---------------    --------------
TOTAL BOK FINANCIAL                        $ 11,751,164      $ 11,699,382        $ 11,143,294    $ 10,715,803       $ 10,005,906
                                          ==============    ===============     =============   ===============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                        Quarter Ended
                                   ---------------------------------------------------------------------------------------
                                    September 30,       June 30,           March 31,      December 31,       September 30,
                                       2007               2007               2007             2006              2006
                                   --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                             $ 717,478          $ 876,671         $ 877,623         $ 915,101         $ 868,502
    Interest-bearing:
       Transaction                     3,473,547          3,470,896         3,481,859         3,456,322         3,001,774
       Savings                            83,139             88,133            92,678            83,017            83,442
       Time                            2,725,992          2,798,719         2,556,423         2,595,890         2,621,522
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing             6,282,678          6,357,748         6,130,960         6,135,229         5,706,738
                                   --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                         7,000,156          7,234,419         7,008,583         7,050,330         6,575,240
                                   --------------    ---------------     -------------   ---------------    --------------

Texas:
    Demand                               597,534            626,193           602,315           640,159           582,014
    Interest-bearing:
       Transaction                     1,978,920          2,019,311         1,701,382         1,688,131         1,671,993
       Savings                            35,310             36,989            24,558            24,074            25,888
       Time                              893,018            804,877           682,292           829,255           736,316
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing             2,907,248          2,861,177         2,408,232         2,541,460         2,434,197
                                   --------------    ---------------     -------------   ---------------    --------------
Total Texas                            3,504,782          3,487,370         3,010,547         3,181,619         3,016,211
                                   --------------    ---------------     -------------   ---------------    --------------

New Mexico:
    Demand                               109,854            113,579           126,111           124,088           144,138
    Interest-bearing:
       Transaction                       479,204            521,154           464,569           432,342           434,521
       Savings                            16,437             17,662            17,972            16,417            16,804
       Time                              512,497            500,443           485,662           490,460           481,993
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing             1,008,138          1,039,259           968,203           939,219           933,318
                                   --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                       1,117,992          1,152,838         1,094,314         1,063,307         1,077,456
                                   --------------    ---------------     -------------   ---------------    --------------

Arkansas:
    Demand                                10,225             11,030            10,980            12,589            11,914
    Interest-bearing:
       Transaction                        22,401             22,096            21,762            17,905            19,504
       Savings                               993              1,011             1,029             1,010             1,058
       Time                               43,401             46,597            54,687            57,446            61,966
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                66,795             69,704            77,478            76,361            82,528
                                   --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                            77,020             80,734            88,458            88,950            94,442
                                   --------------    ---------------     -------------   ---------------    --------------

Colorado:
    Demand                                42,194             42,006            39,821            48,756            38,264
    Interest-bearing:
       Transaction                       432,188            426,031           314,506           328,254           275,714
       Savings                            27,143             35,152            12,092            12,632            13,037
       Time                              608,962            549,676           502,880           485,200           421,841
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing             1,068,293          1,010,859           829,478           826,086           710,592
                                   --------------    ---------------     -------------   ---------------    --------------
Total Colorado                         1,110,487          1,052,865           869,299           874,842           748,856
                                   --------------    ---------------     -------------   ---------------    --------------

Arizona:
    Demand                                25,295             31,196            29,461            39,352            62,234
    Interest-bearing:
       Transaction                        98,611             74,892            67,364            73,729            74,786
       Savings                             1,269              1,233             1,367             1,978             2,408
       Time                               13,314             11,563            10,018             6,574             4,549
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing               113,194             87,688            78,749            82,281            81,743
                                   --------------    ---------------     -------------   ---------------    --------------
Total Arizona                            138,489            118,884           108,210           121,633           143,977
                                   --------------    ---------------     -------------   ---------------    --------------

Kansas:
    Demand                                 7,849              1,081               325                14                 -
    Interest-bearing:
       Transaction                         3,169              1,356               670               287                 -
       Savings                                15                 12                11                 2                 -
       Time                               23,119             32,695            28,166             5,721                 -
                                   --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                26,303             34,063            28,847             6,010                 -
                                   --------------    ---------------     -------------   ---------------    --------------
Total Kansas                              34,152             35,144            29,172             6,024                 -
                                   --------------    ---------------     -------------   ---------------    --------------

TOTAL BOK FINANCIAL                 $ 12,983,078      $ 13,162,254        $ 12,208,583    $ 12,386,705       $ 11,656,182
                                   ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                Quarter Ended
                                              ------------------------------------------------------------------------------------
                                               September 30,       June 30,         March 31,      December 31,      September 30,
                                                  2007               2007             2007             2006             2006
                                              --------------    ---------------   -------------   ---------------   --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                7.46%             5.86%            7.11%            5.64%             4.13%
Funds sold and resell agreements                  6.22%             5.53%            4.84%            5.46%             5.00%
Securities:
    Taxable                                       4.92%             4.85%            4.86%            4.69%             4.63%
    Tax-exempt                                    5.30%             5.73%            6.09%            5.52%             5.43%
                                              --------------    ---------------   -------------   ---------------   --------------
Total securities                                  4.95%             4.90%            4.93%            4.74%             4.68%
Total loans                                       7.88%             7.94%            7.93%            7.94%             7.99%
Less Allowance for loan losses                      -                 -                -                -                 -
                                              --------------    ---------------   -------------   ---------------   --------------
Total loans, net                                  7.96%             8.03%            8.02%            8.02%             8.08%
                                              --------------    ---------------   -------------   ---------------   --------------
Total tax-equivalent yield on earning assets      6.99%             7.00%            7.02%            6.93%             6.91%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                    3.01%             3.02%            3.08%            2.99%             2.88%
  Savings                                         0.81%             0.95%            1.03%            1.04%             0.98%
  Time                                            4.83%             4.76%            4.69%            4.65%             4.46%
                                              --------------    ---------------   -------------   ---------------   --------------
Total interest-bearing deposits                   3.72%             3.69%            3.72%            3.67%             3.54%
Funds purchased and repurchase agreements         4.95%             5.06%            5.16%            5.18%             5.11%
Other borrowings                                  5.31%             5.45%            5.52%            5.50%             5.42%
Subordinated debt                                 6.03%             6.66%            7.09%            6.95%             7.05%
                                              --------------    ---------------   -------------   ---------------   --------------
Total cost of interest-bearing liabilities        4.08%             4.12%            4.14%            4.10%             3.98%
                                              --------------    ---------------   -------------   ---------------   --------------
Tax-equivalent net interest revenue spread        2.91%             2.88%            2.88%            2.83%             2.93%
Effect of noninterest-bearing funding
  sources and other                               0.36%             0.43%            0.44%            0.42%             0.45%
                                              --------------    ---------------   -------------   ---------------   --------------
Tax-equivalent net interest margin                3.27%             3.31%            3.32%            3.25%             3.38%
                                              ==============    ===============   =============   ===============   ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                   Quarter Ended
                                                 ----------------------------------------------------------------------------------
                                                  September 30,      June 30,         March 31,      December 31,     September 30,
                                                     2007              2007             2007             2006            2006
                                                 --------------   ---------------   -------------   ---------------  --------------

 Nonperforming assets:
   Nonaccruing loans                                  $ 44,697          $ 52,019        $ 31,334          $ 26,055        $ 30,476
   Renegotiated loans                                      620               731             964             1,111           1,064
   Real estate and other repossessed assets             10,627             7,664           8,414             8,486           9,322
                                                 --------------   ---------------   -------------   ---------------  --------------
       Total nonperforming assets                     $ 55,944          $ 60,414        $ 40,712          $ 35,652        $ 40,862
                                                 ==============   ===============   =============   ===============  ==============

 Performing loans 90 days past due                     $ 3,986           $ 4,215        $ 20,623           $ 5,945         $ 5,076

 Gross charge-offs                                     $ 7,489           $ 8,811         $ 6,387           $ 5,867         $ 8,099
 Recoveries                                              2,620             3,039           3,268             3,079           3,803
                                                 --------------   ---------------   -------------   ---------------  --------------
 Net charge-offs                                       $ 4,869           $ 5,772         $ 3,119           $ 2,788         $ 4,296
                                                 ==============   ===============   =============   ===============  ==============

 Provision for credit losses                           $ 7,201           $ 7,820         $ 6,500           $ 5,953         $ 5,254

 Reserve for loan losses to period end loans (A)         1.04%             1.03%           1.03%             1.03%           1.06%
 Combined reserves for credit losses to period end loans 1.21%             1.20%           1.21%             1.22%           1.28%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              0.48%             0.52%           0.37%             0.33%           0.41%
 Net charge-offs (annualized) to average loans (A)       0.17%             0.21%           0.12%             0.11%           0.18%
 Reserve for loan losses to nonaccruing loans          272.80%           230.22%         365.01%           420.25%         346.06%
 Combined reserves for credit losses to nonaccruing
   loans                                               316.97%           267.99%         426.91%           500.43%         417.45%

 (A) excluding residential mortgage loans held for sale
